Exhibit 21.1

LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

4Therapy.com Network	California
Abilene Behavioral Health, LLC	Delaware
Abilene Holding Company, LLC	Delaware
Academy of the Sierras, a Healthy Living Academy, LLC	Delaware
dba Academy of the Sierras North Carolina dba Wellspring Academy of California dba Wellspring Academy of the Carolinas
Academy of the Sierras, LLC	Delaware
Acadia Management Company, LLC	Delaware
Acadia Merger Sub, LLC	Delaware
Acadiana Addiction Center, LLC	Delaware
dba Acadiana Addiction Center
Adirondack Leadership Expeditions, LLC	Delaware
Advanced Treatment Systems, Inc.	Virginia
dba Coatesville Treatment Center dba Lebanon Treatment Center
AHS of Idaho, Inc.	Idaho
dba SUWS Adolescent Program dba SUWS Youth Programs dba SUWS Journeys
AIBA, LLC	Delaware
Ascent Acquisition - CYPDC, LLC	Arkansas
Ascent Acquisition - PSC, LLC	Arkansas
Ascent Acquisition, LLC	Arkansas
dba Ascent Children’s Health Services dba Ascent
Aspen Achievement Academy, LLC	Delaware
Aspen Education Group, Inc.	California
Aspen Ranch, LLC	Delaware
Aspen Solutions, Inc.	California
Aspen Youth, Inc.	California
ATS of Cecil County, Inc.	Virginia
dba Cumberland Treatment Center dba Elkton Treatment Center dba Pine Heights Treatment Center
ATS of Delaware, Inc.	Virginia
dba Claymont Treatment Center
ATS of North Carolina, Inc.	Virginia

dba Carolina Treatment Center of Fayetteville

dba Carolina Treatment Center Of Pinehurst

dba Carolina Treatment Center Of Goldsboro

dba Cumberland County Treatment Center

dba Mountain Health Solutions – North Wilkesboro

dba Mountain Health Solutions – Asheville

Austin Behavioral Hospital, LLC	Delaware
dba Cross Creek Hospital
Austin Eating Disorders Partners, LLC	Missouri
AY CH, Inc.	New York
AYS Management, Inc.	California
dba AYS New Jersey, Inc.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

Baton Rouge Treatment Center, Inc.	Louisiana
dba Baton Rouge Treatment Center dba North Louisiana Treatment Center dba North Shore Treatment Center
Bayside Marin, Inc.	Delaware
dba Bayside Marin I dba Bayside Marin II dba Bayside Marin III dba Bayside Marin IV
BCA of Detroit, LLC	Delaware
Beckley Treatment Center, LLC	West Virginia
dba Beckley Treatment Center
Behavioral Centers of America, LLC	Delaware
Belmont Behavioral Hospital, LLC	Delaware
Belmont Physician Services, LLC	Delaware
BGI of Brandywine, Inc.	Virginia
dba Bowling Green at Brandywine
Blue Ridge Mountain Recovery Center, LLC	Delaware
Bowling Green Inn of Pensacola, Inc.	Virginia
dba Twelve Oaks Treatment Center dba Wellness Resource Center
Bowling Green Inn of South Dakota, Inc.	Virginia
dba Keystone Treatment Center
Bromley Brook School, LLC	Delaware
California Treatment Services	California
dba Recovery Solutions of Santa Ana
Capestrano Investment Company, Inc.	Puerto Rico
Capestrano Realty Company, Inc.	Puerto Rico
CAPS of Virginia, Inc.	Virginia
Cartersville Center, Inc.	Georgia
dba Cartersville Center
Cascade Behavioral Holding Company, LLC	Delaware
Cascade Behavioral Hospital, LLC	Delaware
Centerpointe Community Based Services, LLC	Indiana
Charleston Treatment Center, LLC	West Virginia
dba Charleston Treatment Center
Clarksburg Treatment Center, LLC	West Virginia
dba Clarksburg Treatment Center
Commodore Acquisition Sub, LLC	Delaware
Comprehensive Addiction Programs, Inc.	Delaware
Coral Health Services, Inc.	Wisconsin
CPCA, LLC	Delaware
CRC ED Treatment, Inc.	Delaware
dba Center for Hope of the Sierras dba Montecatini dba Montecatini II dba Carolina House dba Carolina House-Raleigh dba Montecatini Outpatient Treatment Center
CRC Health Corporation	Delaware
dba eGetgoing
CRC Health Group, Inc.	Delaware
CRC Health Management, Inc.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

CRC Health Oregon, Inc.	Oregon

dba Allied Health Services Portland - Alder

dba Allied Health Services Ontario

dba Allied Health Services Portland - Belmont

dba Allied Health Services East

dba Allied Health Services Portland - Burnside

dba Allied Health Services Beaverton

dba Allied Health Services - Medford

dba Health Services Treasure Valley

dba Willamette Valley Treatment Center

dba Allied Health Services for Drug Recovery

CRC Health Tennessee, Inc.	Tennessee

dba New Life Lodge

dba New Life Recovery Services-Cookeville

dba New Life Recovery Services-Jacksboro

dba New Life Recovery Services-Jamestown

dba New Life Recovery Services-Knoxville

dba New Life Recovery Services-Knoxville West

CRC Health Treatment Clinics, LLC	Delaware
dba North Florida Treatment Center
CRC Holdings, LLC	Delaware
CRC Recovery, Inc.	Delaware
dba Midcoast Treatment Center dba Cedar Rapids Treatment Center dba Ann Arbor Treatment Center dba Western Michigan Treatment Center
CRC Weight Management, Inc.	Delaware
CRC Wisconsin RD, LLC	Wisconsin
dba Burkwood Treatment Center
Crestwyn Health Group, LLC	Tennessee
Crossroads Regional Hospital, LLC	Delaware
dba Longleaf Hospital
Delta Medical Services, LLC	Tennessee
Detroit Behavioral Institute, Inc.	Massachusetts
DMC-Memphis, LLC	Tennessee
East Indiana Treatment Center, LLC	Indiana
dba East Indiana Treatment Center
Evansville Treatment Center, LLC	Indiana
dba Evansville Treatment Center
Four Circles Recovery Center, LLC	Delaware
dba Four Circles Evolution
Galax Treatment Center, Inc.	Virginia
dba Life Center of Galax dba New River Treatment Center dba Clinch Valley Treatment Center
Generations BH, LLC	Ohio
Greenleaf Center, LLC	Delaware
dba Greenleaf Center
Habilitation Center, LLC	Arkansas
Habit Holdings, Inc.	Delaware
Habit Opco, Inc.	Delaware
Healthy Living Academies, LLC	Delaware
dba Wellspring Retreat dba Wellspring Journey dba Wellspring Camps
Hermitage Behavioral, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

HLA-CW, LLC	Delaware
dba Wellspring Family Camp dba Wellspring Lake Tahoe dba Wellspring Oregon dba Wellspring Georgia dba Wellspring Washington DC dba Wellspring Family Camp, LLC dba Wellspring Hawaii
HLA-WAC, LLC	Delaware
dba Western Wellspring Adventure Camp, LLC dba Wellspring Adventure Camp California dba Wellspring Adventure Camp North Carolina dba Wellspring Camp La Jolla
HMIH Cedar Crest, LLC	Delaware
Huntington Treatment Center, LLC	West Virginia
dba Huntington Treatment Center
Indianapolis Treatment Center, LLC	Indiana
dba Indianapolis Treatment Center
IVRTC, LLC	Delaware
Jayco Administration, Inc.	Nevada
Kids Behavioral Health of Montana, Inc.	Montana
dba Acadia Montana
Lakeland Hospital Acquisition, LLC	Georgia
dba Lakeland Regional Hospital dba Lakeland Behavioral Health System
Loan Administration, LLC	Delaware
Loan Holdings, LLC	Delaware
Manor Hall Specialists Care Partnerships Limited	England and Wales
McCallum Group, LLC	Missouri
McCallum Properties, LLC	Missouri
Millcreek School of Arkansas, LLC	Arkansas
Millcreek Schools, LLC	Mississippi
Milwaukee Health Services System	California
dba 10th Street Clinic dba River’s Shore Clinic dba Madison Health Services dba Valley Health Services dba Wausau Health Services
Mount Bachelor Educational Center, Inc.	Oregon
National Specialty Clinics, LLC	Delaware
New Leaf Academy, Inc.	Oregon
dba New Leaf Academy
Northeast Behavioral Health, LLC	Delaware
Northstar Center, Inc.	Delaware
Oaktree Care Group Limited	England and Wales
Ohio Hospital for Psychiatry, LLC	Ohio
OKS, LLC	Delaware
Options Treatment Center Acquisition Corporation	Indiana
dba Options Behavioral Health System dba Options Treatment Center dba YFCS OPT
OTE, LLC	Delaware
Park Royal Fee Owner, LLC	Delaware
Parkersburg Treatment Center, LLC	West Virginia
dba Parkersburg Treatment Center
Partnerships in Care Limited	England and Wales

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

Partnerships in Care 1 Limited	England and Wales
Partnerships in Care (Albion) Limited	England and Wales
Partnerships in Care (Bromley Road) Limited	England and Wales
Partnerships in Care (Brunswick) Limited	England and Wales
Partnerships in Care (Beverley) Limited	England and Wales
Partnerships in Care (Cardiff) Limited	England and Wales
Partnerships in Care (Irydene) Limited	England and Wales
Partnerships in Care (Oak Vale) Holding Company Limited	England and Wales
Partnerships in Care (Oak Vale) Limited	England and Wales
Partnerships in Care (Oak Vale) Property Holding Company Limited	England and Wales
Partnerships in Care (Pastoral) Limited	England and Wales
Partnerships in Care (Rhondda) Limited	England and Wales
Partnerships in Care (Nelson) Limited	England and Wales
Partnerships in Care (Scotland) Limited	England and Wales
Partnerships in Care (Schools) Limited	England and Wales
Partnerships in Care (Vancouver ) Holding Company Limited	England and Wales
Partnerships in Care (Vancouver) Limited	England and Wales
Partnerships in Care (Vancouver) Property Holding Company Limited	England and Wales
Partnerships in Care Investments 1 Limited	England and Wales
Partnerships in Care Investments 2 Limited	England and Wales
Partnerships in Care Limited	England and Wales
Partnerships in Care Management Limited	England and Wales
Partnerships in Care Management 2 Limited	England and Wales
Partnerships in Care Property Holding Company Limited	England and Waler
Partnerships in Care Property 1 Limited	England and Wales
Partnerships in Care Property 2 Limited	England and Wales
Partnerships in Care Property 3 Limited	England and Wales
Partnerships in Care Property 4 Limited	England and Wales
Partnerships in Care Property 5 Limited	England and Wales
Partnerships in Care Property 6 Limited	England and Wales
Partnerships in Care Property 7 Limited	England and Wales
Partnerships in Care Property 8 Limited	England and Wales
Partnerships in Care Property 9 Limited	England and Wales
Partnerships in Care Property 10 Limited	England and Wales
Partnerships in Care Property 11 Limited	England and Wales
Partnerships in Care Property 12 Limited	England and Wales
Partnerships in Care Property 13 Limited	England and Wales
Partnerships in Care Property 14 Limited	England and Wales
Partnerships in Care Property 15 Limited	England and Wales
Partnerships in Care Property 16 Limited	England and Wales
Partnerships in Care Property 17 Limited	England and Wales
Partnerships in Care Property 18 Limited	England and Wales
Partnerships in Care Property 19 Limited	England and Wales
Partnerships in Care Property 20 Limited	England and Wales
Partnerships in Care Property 21 Limited	England and Wales
Partnerships in Care Property 22 Limited	England and Wales
Partnerships in Care Property 23 Limited	England and Wales
Partnerships in Care Property 24 Limited	England and Wales
Partnerships in Care Property 25 Limited	England and Wales
Partnerships in Care Property 26 Limited	England and Wales
Partnerships in Care Property 27 Limited	England and Wales
Partnerships in Care Property 28 Limited	England and Wales
Partnerships in Care Property 29 Limited	England and Wales
Partnerships in Care Property 30 Limited	England and Wales

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

Partnership in Care Property 31 Limited	England and Wales
Partnerships in Care UK 1 Limited	England and Wales
Partnerships in Care UK 2 Limited	England and Wales
Passages to Recovery, LLC	Delaware
PHC MeadowWood, LLC	Delaware
PHC of Michigan, Inc.	Massachusetts
PHC of Nevada, Inc.	Massachusetts
PHC of Utah, Inc.	Massachusetts
PHC of Virginia, LLC	Massachusetts
Phoenix Outdoor, LLC	Delaware
Piney Ridge Treatment Center, LLC	Delaware
dba Piney Ridge Treatment Center dba Piney Ridge Center dba Ridgeview Group Home
Pomegranate Acquisition Sub, LLC	Delaware
Psychiatric Resource Partners, LLC	Delaware
Quality Addiction Management, Inc.	Wisconsin
Rebound Behavioral Health, LLC	South Carolina
Red River Holding Company, LLC	Delaware
Red River Hospital, LLC	Delaware
Rehabilitation Centers, LLC	Mississippi
dba Millcreek of Magee dba Millcreek of Pontotoc
Resolute Acquisition Corporation	Indiana
dba Resolute Treatment Center dba Resolute Treatment Facility dba YFCS REL dba Resolute dba Polaris Group Home
Richmond Treatment Center, LLC	Indiana
dba Richmond Treatment Center
Riverview Behavioral Health, LLC	Texas
dba Vista Health Texarkana dba Riverview Behavioral Health
RiverWoods Behavioral Health, LLC	Delaware
dba Riverwoods Behavioral Health dba Blue Ridge Mountain Recovery Center
Rolling Hills Hospital, LLC	Oklahoma
RTC Resource Acquisition Corporation	Indiana
dba YFCS RES dba Resource Treatment Facilityd ba RTC Resource
San Diego Health Alliance	California
dba Capalina Clinic dba El Cajon Treatment Center dba Fashion Valley Clinic
San Diego Treatment Services	California
dba Home Avenue Clinic dba Third Avenue Clinic
San Juan Capestrano Hospital, Inc.	Puerto Rico
Seven Hills Hospital, Inc.	Delaware
Shaker Clinic, LLC	Ohio
Sheltered Living Incorporated	Texas
dba Life Healing Center of Santa Fe
Sierra Tucson Inc.	Delaware
dba Sierra Tucson

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

SJBH, LLC	Delaware
Skyway House, LLC	Delaware
Sober Living by the Sea, Inc.	California
dba Sunrise Recovery Ranch dba The Rose of Newport Beach dba The Victorian of Newport Beach dba Sober Living IOP dba The Landing at Newport Beach
Sonora Behavioral Health Hospital, LLC	Delaware
Southern Indiana Treatment Center, LLC	Indiana
dba Southern Indiana Treatment Center
Southwestern Children’s Health Services, Inc.	Arizona
dba Parc Place dba Parc Place Behavioral dba Oasis Behavioral Health Hospital
Southwood Psychiatric Hospital, LLC	Pennsylvania
dba Southwood Psychiatric Hospital
Stone Mountain School, Inc.	Delaware
dba Stone Mountain School
Structure House, LLC	Delaware
dba Wellspring at Structure House
Success Acquisition, LLC	Indiana
SunHawk Academy of Utah, Inc.	Delaware
dba SunHawk Adolescent Recovery Center
SUWS of the Carolinas, Inc.	Delaware
dba SUWS Seasons
Swift River Academy, L.L.C.	Delaware
Talisman Academy, LLC	Delaware
Ten Broeck Tampa, LLC	Florida
Ten Lakes Center, LLC	Ohio
Texarkana Behavioral Associates, L.C.	Texas

dba Riverview Behavioral Health Outpatient Program

dba Vantage Point Behavioral Health

dba Vantage Point of Northwest Arkansas

dba Vantage Point of the Ozarks

dba Valley Behavioral Health System

dba Valley Behavioral Health Outpatient Program

dba Valley Behavioral Health System Outpatient Program

dba Vista Health

The Camp Recovery Centers, L.P.	California
dba Azure Acres dba Starlite Recovery Center dba The Camp Recovery Center dba Camp IOP-Campbell dba Camp IOP-Scotts Valley dba Camp IOP-Monterey dba Azure Acres IOP
The Manor Clinic Limited	England and Wales
The Pavilion at HealthPark, LLC	Florida
dba Park Royal Hospital dba Park Royal Psychiatric Hospital at Healthpark dba Park Royal Outpatient Clinic
The Refuge, A Healing Place, LLC	Florida
The Refuge - Transitions, LLC	Florida
TK Behavioral Holding Company, LLC	Delaware
TK Behavioral, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

Transcultural Health Development, Inc.	California
dba Coastal Recovery Center
Treatment Associates, Inc.	California
dba Sacramento Treatment Center
TS NC, LLC	Delaware
Valley Behavioral Health System, LLC	Delaware
dba Valley Behavioral Health dba Valley Behavioral Health System
Vermilion Hospital, LLC	Delaware
dba Vermilion Behavioral Health Systems dba Acadia Vermilion Hospital dba Optima Specialty Hospital
Village Behavioral Health, LLC	Delaware
dba The Village
Virginia Treatment Center, Inc.	Virginia
dba Roanoke Treatment Center dba Lynchburg Treatment Center
Vista Behavioral Holding Company, LLC	Delaware
Vista Behavioral Hospital, LLC	Delaware
Volunteer Treatment Center, Inc.	Tennessee
dba Volunteer Treatment Center
WCHS, Inc.	California

dba Colton Clinical Services

dba Desert Treatment Clinic

dba Canyon Park Treatment Solutions

dba Recovery Treatment Center

dba Riverside Treatment Center

dba The Renton Clinic

dba Tacoma Treatment Solutions

dba Temecula Valley Treatment Center

dba Vancouver Treatment Solutions

dba Spokane Treatment Solutions

dba Anchorage Treatment Solutions

Webster Wellness Professionals, LLC	Missouri
Wellplace, Inc.	Massachusetts
Wellspring Community Programs, LLC	Delaware
Wheeling Treatment Center, LLC	West Virginia
dba Wheeling Treatment Center
White Deer Realty, Ltd.	Pennsylvania
White Deer Run, Inc.	Pennsylvania

dba Cove PREP

dba White Deer Run of Lancaster

dba New Perspectives at White Deer Run

dba White Deer Run at Blue Mountain

dba New Directions at Cove Forge

dba Cove Forge Renewal Center

dba White Deer Run of Allentown

dba White Deer Run of Allenwood

dba White Deer Run of Harrisburg

dba White Deer Run of Lewisburg

dba White Deer Run of Lancaster

dba White Deer Run of New Castle

dba White Deer Run of Williamsport

dba White Deer Run of York

dba Cove Forge Behavioral System at Erie

dba Cove Forge Behavioral System at Pittsburg

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

dba Cove Forge Behavioral System at Williamsburg dba Lehigh County Center for Recovery
Wichita Treatment Center Inc.	Kansas
Wilderness Therapy Programs, Inc.	Oregon
dba SageWalk, the Wilderness School
Williamson Treatment Center, LLC	West Virginia
Wilmington Treatment Center, Inc.	Virginia
Youth And Family Centered Services of New Mexico, Inc.	New Mexico
dba Desert Hills
Youth Care of Utah, Inc.	Delaware
dba Pine Ridge Academy dba Youth Care